SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a‑12

                                        Blue Chip Value Fund, Inc.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒        No fee required.

☐         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)        Title of each class of securities to which transaction applies:

(2)        Aggregate number of securities to which transaction applies:

(3)        Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)        Proposed maximum aggregate value of transaction:

(5)        Total fee paid:

☐         Fee paid previously with preliminary materials:

☐         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)        Amount Previously Paid:

            (2)        Form, Schedule or Registration Statement No.:

            (3)        Filing Party:

            (4)        Date Filed:

 BLUE CHIP VALUE FUND, INC.
1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202

                                                                                                                                                Denver, Colorado
                                                                                                                                                April 10, 2006

To Our Stockholders:

                It is our pleasure to invite you to your Fund's Annual Meeting of Stockholders to be held at the offices of Denver Investment Advisors LLC, 1225 Seventeenth Street, 26th Floor, Denver, Colorado, on Tuesday, May 16, 2006, at 12:00 noon (Mountain time).  Formal notice of the meeting appears on the next page and is followed by the Proxy Statement.

                We hope you will find it convenient to attend, but we urge you, in any event, to complete and return the enclosed proxy card in the envelope provided.  You may also choose to cast your vote by telephone, instead of by mail.  If you do attend, you may vote in person if you so desire.

                The Annual Report of the Blue Chip Value Fund, Inc. for the year ended December 31, 2005 has previously been mailed to stockholders of record.  It is enclosed with this mailing to beneficial owners of the Fund's stock who may not have previously received it.  The Annual Report is not to be considered proxy soliciting material.

Sincerely,

Todger Anderson, CFA President

YOUR VOTE IS IMPORTANT

                We consider the vote of each Stockholder important, whatever the number of shares held.  If you are unable to attend the meeting in person, please sign, date, and return your proxy in the enclosed envelope or you may cast your vote by telephone at your earliest convenience.  The prompt voting of your proxy will save expense to your Fund.

BLUE CHIP VALUE FUND, INC.
1225 Seventeenth Street, 26th Floor, Denver, Colorado  80202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                                                                                                Denver, Colorado
                                                                                                                                                April 10, 2006

To the Stockholders of
   Blue Chip Value Fund, Inc.:

                The Annual Meeting of Stockholders of Blue Chip Value Fund, Inc. (the "Fund") will be held at the offices of Denver Investment Advisors LLC, 1225 Seventeenth Street, 26th Floor, Denver, Colorado, on Tuesday, May 16, 2006, at 12:00 noon (Mountain time), for the following purposes:

1.         To elect two (2) Class III directors to serve until the Annual Meeting of Stockholders in the year 2009 and until the election and qualification of their successors.

2.         To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Fund's independent registered public accounting firm for its fiscal year ending December 31, 2006.

3.         To transact such other business as may properly come before the meeting or any adjournment thereof.

                The subjects referred to above are discussed in the Proxy Statement attached to this Notice.  Each Stockholder is invited to attend the Annual Meeting in person.  Holders of record at the close of business on April 4, 2006 are entitled to receive notice of and to vote at the Meeting.  If you cannot be present at the Annual Meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.  You may also choose to cast your vote by telephone, instead of by mail.  In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in completing your proxy promptly.

Joan Ohlbaum Swirsky
Secretary

ANNUAL MEETING OF STOCKHOLDERS
OF
BLUE CHIP VALUE FUND, INC.
1225 Seventeenth Street, 26th Floor, Denver, Colorado  80202

______________________________________________

PROXY STATEMENT

______________________________________________

April 10, 2006

                This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Blue Chip Value Fund, Inc. (the "Fund") for use at the Fund's Annual Meeting of Stockholders to be held at the offices of Denver Investment Advisors LLC ("DenverIA"), 1225 Seventeenth Street, 26th Floor, Denver, Colorado, on Tuesday, May 16, 2006, at 12:00 noon (Mountain time), and at any adjournment thereof (the "Meeting").

                You can vote in any one of the following ways:

                (a)           By mail, by filling out and returning the enclosed proxy card.

                (b)           By telephone, by following the instructions printed on the proxy card.

                (c)           In person at the Meeting.

                Any person giving a proxy may revoke it at any time prior to its use.  Properly submitted proxies received by the Fund in time for voting and not so revoked will be voted in accordance with the directions specified therein.  The Board of Directors recommends a vote FOR the election of Directors as listed and FOR Proposal 2.  If no specification is made, the proxy will be voted for the election of Directors as listed, for Proposal 2, and with discretionary authority to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

                Costs of soliciting proxies will be borne by the Fund.  Morrow & Co., Inc. has been retained to solicit proxies in connection with the Meeting for a fee of approximately $3,000 and reimbursement for all out-of pocket expenses.  It is anticipated that banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to their principals to obtain authorizations for the execution of proxies.  In addition to soliciting proxies by use of the mail, some of the officers of the Fund and persons affiliated with DenverIA, the Fund's investment adviser, may, without remuneration, solicit proxies personally or by telephone or telefax.  By voting as soon as you receive your proxy materials, you will help to reduce the cost of any additional mailings or solicitation efforts.

                On April 4, 2006, the record date for determining the Stockholders entitled to vote at the Meeting, there were outstanding 27,725,798 shares of common stock, constituting all of the Fund's outstanding voting securities.  Each share of common stock is entitled to one vote.  This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and the enclosed proxy are being mailed on or about April 10, 2006 to Stockholders of record on the record date.

                The Fund will furnish to Stockholders upon request, without charge, copies of its Annual Report to Stockholders, containing audited financial statements for the fiscal year ended December 31, 2005.  Requests for such Annual Report should be directed to Mr. Jasper R. Frontz, Treasurer, Blue Chip Value Fund, Inc., 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202 or telephone toll-free (800) 624-4190.  The Annual Report is not to be regarded as proxy soliciting material.

PROPOSAL 1:  NOMINEES FOR ELECTION AS DIRECTORS

                The Fund's By-Laws provide that the Board of Directors shall consist of three classes of members.  Directors are chosen for a term of three years and the term of one class of directors expires each year.  The Board of Directors has designated two candidates, who are presently directors of the Fund, for whom proxies solicited by the Fund will be voted if requisite authority is granted.

                The following table sets forth the nominees for election as directors and the other directors, their ages, term of office, including length of time served as a director, principal occupations for the past five or more years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 or are registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), and the number of portfolios in the Fund Complex that they oversee.  The Fund Complex includes funds with a common or affiliated investment adviser.  The Fund Complex is comprised of the Fund, consisting of one portfolio, the Dunham Small Cap Value Fund, consisting of one portfolio and the Westcore Trust, of which there are eleven portfolios.  Each director may be contacted by writing to the director, c/o Blue Chip Value Fund, Inc., 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202, Attn: Jasper Frontz.

NOMINEES FOR ELECTION - to be elected for a term of three years until the Annual Meeting in the year 2009.

INTERESTED DIRECTOR

KENNETH V. PENLAND, CFA*

Age:  63

Position(s) Held with the Fund:  Chairman of the Board and Class III Director

Term of Office and Length of Time Served:  Chairman of the Board and Director since 1987.

Principal Occupations During Past Five Years:  Chairman, Denver Investment Advisors LLC and predecessor organizations (1983-2001); President, Westcore Trust (1995-2001); Trustee, Westcore Trust (2001-2005).

Other Directorships Held:  None.

Number of Portfolios in Fund Complex Overseen: One.

INDEPENDENT DIRECTOR

ROBERTA M. WILSON, CFA

Age:  62

Position(s) Held with the Fund:  Class III Director since 1987

Term of Office and Length of Time Served:  Director since 1987.

Principal Occupations During Past Five Years:  Management Consultant and coach (since 1998);

Director of Finance, Denver Board of Water Commissioners, Denver, Colorado (1985-1998).

Other Directorships Held:  None.

Number of Portfolios in Fund Complex Overseen:  One.

OTHER DIRECTORS

INTERESTED DIRECTOR

TODGER ANDERSON, CFA*

Age:  61

Position(s) Held with the Fund:  President and Director

Term of Office and Length of Time Served:  President since 1987.  Class I Director from 1988 until 1995, and since 1998.**  Term as Director expires in 2007.

Principal Occupations During Past Five Years:  Chairman, Denver Investment Advisors LLC (since 2004);

President, Westcore Trust (since 2005); President, Denver Investment Advisors LLC and predecessor organizations (1983-2004); Portfolio Manager, Westcore MIDCO Growth Fund (1986-2005); Portfolio Co-Manager, Westcore Select Fund (2001-2005).

Other Directorships Held:  Fischer Imaging Corporation.

Number of Portfolios in Fund Complex Overseen:  One.

INDEPENDENT DIRECTORS

LEE W. MATHER, JR.

Age:  62

Position(s) Held with the Fund:  Director

Term of Office and Length of Time Served:  Class II Director since 2001.  Term expires in 2008.

Principal Occupations During the Past Five Years:  Director, American Rivers (conservation organization), (since 2000); Investment Banker, Merrill Lynch & Co., (1977-2000).

Other Directorships Held:  None.

Number of Portfolios in Fund Complex Overseen:  One.

GARY P. MCDANIEL

Age:  60

Position(s) Held with the Fund:  Director

Term of Office and Length of Time Served:  Class I Director since 2001.  Term expires in 2007.

Principal Occupations During Past Five Years:  Senior Managing Director, Base Camp Capital LLC (private equity investing) (since 2003); Chief Executive Officer, Chateau Communities, Inc. (REIT/manufactured housing) (1997-2002).

Other Directorships Held:  None.

Number of Portfolios in Fund Complex Overseen:  One.

RICHARD C. SCHULTE

Age:  61

Position(s) Held with the Fund:  Director

Term of Office and Length of Time Served:  Class II Director since 1987.  Term expires in 2008.

Principal Occupations During the Past Five Years:  Private Investor; President, Transportation Service Systems, Inc., a subsidiary of Southern Pacific Lines, Denver, Colorado (1993 - 1996); Employee, Rio Grande Industries, Denver, Colorado (holding company) (1991 - 1993).
Other Directorships Held:  None.

Number of Portfolios in Fund Complex Overseen:  One.

* Messrs. Anderson and Penland may be deemed to be "interested persons" of the Fund, as that term is defined in the 1940 Act, by virtue of their affiliations with the Fund's investment adviser and their positions as officers of the Fund.

** Mr. Anderson previously served as a director of the Fund from May 12, 1988 to March 31, 1995.  Mr. Anderson resigned on March 31, 1995 because of a change in control of the Fund's investment adviser, and in order to comply with the provisions of Section 15(f) of the 1940 Act that at least 75% of the directors of the Fund were required to be disinterested directors for a period of three years following the change in control.  Mr. Anderson was re-elected to the Board of Directors at the 1998 Annual Meeting of Stockholders.

OFFICERS

                Information concerning the names, ages, positions with the Fund, term of office, including length of time served as an officer, current affiliations, and principal occupations of the principal officers of the Fund, other than Messrs. Anderson and Penland, is set out below.  Information concerning Messrs. Anderson and Penland is set forth on pages 2-3.

                Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified.

MARK M. ADELMANN, CFA, CPA

1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202

Age:  48

Position(s) Held with the Fund:  Vice President

Term of Office and Length of Time Served:  Vice President since 2002.

Principal Occupations During the Past Five Years:  Vice President, Denver Investment Advisors LLC (since 2000);

Research Analyst, Denver Investment Advisors LLC (since 1995).

JOAN OHLBAUM SWIRSKY

One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103

Age:  48

Position(s) Held with the Fund:  Secretary

Term of Office and Length of Time Served:  Secretary since 2004.

Principal Occupations During the Past Five Years:  Counsel to the law firm of Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania.

JASPER R. FRONTZ, CPA, CFA

1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202

Age:  37

Position(s) Held with the Fund:  Treasurer and Chief Compliance Officer

Term of Office and Length of Time Served:  Treasurer since 1997, Chief Compliance Officer since 2004.

Principal Occupations During the Past Five Years:  Vice President, Denver Investment Advisors LLC (since 2000);

Director of Mutual Fund Administration, Denver Investment Advisors LLC (since 1997); Fund Controller, ALPS Mutual Funds Services, Inc. (1995-1997); Treasurer, Westcore Trust (since 1997), Chief Compliance Officer, Westcore Trust (since 2004); Registered Representative, ALPS Distributors, Inc. (since 1995).

                With the exception of Mr. Frontz in his role as Chief Compliance Officer, no director or officer of the Fund who is currently a director, officer, or employee of the investment adviser or any of its parents, received any remuneration from the Fund during 2005.  The Adviser was reimbursed $18,000 by the Fund during 2005 to pay for the portion of Mr. Frontz's compensation attributable to his services as the Fund's Chief Compliance Officer.  The directors taken as a group were either paid or had accrued directors' fees for 2005 from the Fund in the aggregate amount of $71,583.

                In 2005 each director of the Fund who is not also a director, officer or employee of DenverIA received an annual retainer of $6,000 for serving as director, plus a meeting fee of $1,500 for each regular Board meeting attended, including reimbursement for out-of-pocket expenses incurred in attending Board meetings.  Each member of the Fund's Audit Committee also receives $500 for each Audit Committee meeting attended on a regular Board meeting date.  In addition, each director of the Fund who is not also a director, officer or employee of DenverIA receives $750 for each Committee meeting and each special meeting of the Board attended that is held on a date other than a regular Board meeting date; however, no fee will be paid if the special Board meeting or Committee meeting, other than the Audit Committee meeting, is held on a regular Board meeting date.  The Board of Directors held four regularly scheduled Board meetings and one special Board meeting during the year ended December 31, 2005.  The Audit Committee held four regularly scheduled Committee meetings on the same day as the Board meetings.   Each of the directors attended at least 75% of the Board and Committee meetings held in 2005.  The Fund does not require attendance by Directors at annual meetings of Stockholders, although Directors are welcome to attend.  All of the Directors attended the 2005 annual meeting of Stockholders.  Please note that the Fund has no pension or retirement plans.

                The following table provides information concerning the compensation of each of the Fund's directors for services rendered during the Fund's fiscal year ended December 31, 2005:

Compensation Table

Name of Person	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex Paid to Directors

Interested Directors
Todger Anderson	$ -0-	$ -0-
Kenneth V. Penland	$12,750	$29,750[1]

Independent Directors

Lee W. Mather, Jr.[2]	$14,583	$14,583
Gary P. McDaniel	$14,750	$14,750
Richard C. Schulte	$14,750	$14,750
Roberta M. Wilson	$14,750	$14,750

______________________

Drinker Biddle & Reath LLP, to which Joan Ohlbaum Swirsky, Secretary of the Fund, is Counsel, received legal fees during the fiscal year ended December 31, 2005 for services rendered as the Fund's legal counsel.

______________________

[1] Includes $17,000 Mr. Penland received as a Trustee of Westcore Trust in 2005.
[2] Mr. Mather was reimbursed $1,833 for travel expenses associated with his attendance at Board and Audit Committee meetings.

Ownership of Fund Shares

                The following table sets forth, as of January 31, 2006 beneficial ownership of the Fund's shares by (1) each director and each nominee for director and (2) all directors, nominees for director and executive officers as a group.

	Dollar Range of Equity Securities Owned in the Fund	Number of Shares Beneficially Owned[1] in the Fund	Percent of Class in the Fund
Name

Interested Directors
Todger Anderson	over $100,000	217,122	*
Kenneth V. Penland	over $100,000	366,164[2]	1.3%

Independent Directors
Lee W. Mather, Jr.	over $100,000	33,000	*
Gary P. McDaniel	$10,001 - $50,000	2,986	*
Richard C. Schulte	$10,001 - $50,000	4,525[3]	*
Roberta M. Wilson	$10,001 - $50,000	5,033[4]	*
All directors and
executive officers and nominees			2.3%
for director as a group		___

__________________________

1           Unless otherwise indicated the beneficial owner has sole voting and investment power.

2           Including 112,910 shares held by Mr. Penland, 150,087 shares owned by Mr. Penland's wife, 39,349 shares jointly owned by Mr. Penland and his wife, and 63,818 shares owned in a trust for Mr. Penland's daughter.

3           These shares include 3,332 that are owned by Mr. Schulte's wife.

4           These shares are owned jointly by Ms. Wilson and her husband.

*           Less than 1%.

                To the knowledge of the Fund's management, no person owned beneficially more than 5% of the Fund's outstanding shares as of April 4, 2006.

Standing Board Committees

                The Board has established three standing committees in connection with the governance of the Fund: Audit, Qualified Legal Compliance and Nominating.

                The Fund's Audit Committee is comprised of all of the directors of the Fund who are not "interested" persons of the Fund as defined in the 1940 Act.  The members of the Audit Committee are also considered independent as defined in the New York Stock Exchange Listing Standards applicable to closed-end investment companies.  The functions of the Audit Committee include, among other things, to meet with the Fund's independent registered public accounting firm to review the scope and findings of the annual audit, review matters of independence, discuss the Fund's accounting policies, discuss any recommendation of the independent registered public accounting firm with respect to the Fund's management practices, review the impact of changes in accounting standards upon the Fund's financial statements, approve all audit and permissible non-audit services provided to the Fund and certain other persons by the independent registered public accounting firm, approve the selection and compensation of the independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors.  The Board adopted a written charter for the Audit Committee which is attached hereto as Appendix A.  The Audit Committee met four times during the fiscal year ended December 31, 2005.

                The Audit Committee has met with Fund management to review and discuss, among other things, the Fund's audited financial statements for the year ended December 31, 2005.  The Audit Committee has also met with the Fund's independent registered public accounting firm and discussed with them certain matters required under SAS 61 (Codification of Statements on Auditing Standards, AU § 380) as may be modified or supplemented from time to time, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls.  The Audit Committee has received written disclosures and the letter from the Fund's independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented from time to time, and has discussed with the independent registered public accounting firm their independence.  Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's 2005 Annual Report to Stockholders for the year ended December 31, 2005.  The members of the Audit Committee are currently Messrs. Mather, McDaniel and Schulte, and Ms. Wilson.

                The Audit Committee also serves as the Fund's Qualified Legal Compliance Committee (the "QLCC").  The purpose of the QLCC is to receive, retain, consider and act upon reports of evidence of possible material violations of applicable United States federal and state securities laws, material breaches of fiduciary duty arising under United States federal or state law and similar violations of any United States federal or state law from attorneys covered by Section 307 of the Sarbanes-Oxley Act of 2002.  There were no meetings of the QLCC during the fiscal year ended December 31, 2005.

                The Fund's Nominating Committee is comprised of all of the Directors who are not "interested" persons of the Fund, as defined in the 1940 Act.  The members of the Nominating Committee are currently Messrs. Mather, McDaniel and Schulte, and Ms. Wilson.  The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors.  A copy of the Nominating Committee Charter is not available on the Fund's website.  It was attached as Appendix B to the Fund's 2004 Proxy Statement.

                In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Although the Nominating Committee expects to be able to find an adequate number of candidates to serve as directors, the Nominating Committee is willing to consider nominations received from stockholders or from other sources it deems appropriate that are submitted timely and with adequate information about the candidate in the Committee's view in order for it to make an assessment.  The Nominating Committee shall assess stockholder nominees in the same manner as it reviews its own nominees.  Any recommendation must be submitted in writing to the Nominating Committee in care of the Fund's Treasurer at the address on the front of this Proxy Statement, and should include at a minimum the following information as to each individual proposed for nomination as director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of such proposed nominee under the Securities Exchange Act of 1934, as amended, and the 1940 Act.  The Nominating Committee, in its discretion, may request additional information concerning the recommended candidate in order to evaluate the candidate's qualifications.  This Proxy Statement is expected to be mailed on April 10, 2006, and, if such occurs, any such notice must be received by the Fund on or before April 20, 2006.

                In order for the information on such nominee to be considered for inclusion in the Fund's proxy statement, any such submission must be sent no later than 120 calendar days before the date the Fund's proxy statement was released to stockholders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days, within a reasonable time before the Fund begins to print and mail its proxy statement.  The Nominating Committee did not meet during the fiscal year ended December 31, 2005.  No nominee recommendation has been received from a Stockholder within the past 120 days.  The Fund has not paid a fee to third parties to assist in finding nominees.

              Stockholders may send other communications to the Board of Directors, a committee thereof or an individual Director.  Any such communication should be sent in writing addressed to the Board of Directors, the specific committee or individual Director in care of the Fund's Treasurer at the address on the front of this Proxy Statement.  The Fund's Treasurer is responsible for determining, in consultation with other officers of the Fund, counsel and other advisers, as appropriate, which stockholder-communications will be relayed to the Board, committee or individual Director.  The Treasurer may determine not to forward any letter to the Board, committee or individual Director that does not relate to the business of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

                Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund's directors and officers, certain affiliated persons of the investment adviser, and persons who own more than ten percent of the Fund's shares to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Fund.  Specific due dates for these reports have been established and the Fund is required to disclose in this Proxy Statement any failure to file by the specific due dates.  To the Fund's knowledge, each of the following persons did not file on a timely basis, due to an oversight, one report on Form 3 upon becoming a member of DenverIA's Management Committee: Mark M. McKissick, Ross G. Moscatelli and Daniel D. Olson.  In making these disclosures, the Fund has relied on copies of reports that were furnished to it and written representations of its directors, officers and investment adviser.

The Board of Directors recommends that Stockholders vote FOR the election of  Mr. Penland and Ms. Wilson  as Class III directors to serve until the Annual Meeting of Stockholders in the year 2009 and until the election and qualification of their successors.

PROPOSAL 2:  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                The Stockholders are being asked to act upon a proposal to ratify the appointment by the Audit Committee and the directors of Deloitte & Touche LLP ("Deloitte & Touche") as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2006. Deloitte & Touche has served as the Fund's independent registered public accounting firm since the fiscal year ended December 31, 2000.

Independent Registered Public Accounting Firm Fees

                Audit Fees:  For the Fund's fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed for professional services rendered by Deloitte & Touche for the audit of the Fund's annual financial statements were $19,000 and $17,300, respectively.

                Audit-Related Fees:  In the Fund's fiscal years ended December 31, 2005 and December 31, 2004, no fees were billed for assurance and related services by Deloitte & Touche that were reasonably related to the performance of the audit of the Fund's financial statements and are not reported under "Audit Fees" above.

                Tax Fees:  For the Fund's fiscal years ended December 31, 2005 and December 31, 2004, aggregate fees of $2,150 and $7,200, respectively, were billed for professional services.  The fiscal year 2005 tax fees were for tax return preparation services and review of year-end distributions in compliance with applicable regulations.  The fiscal year 2004 tax fees were for tax return preparation services, review of year-end distributions in compliance with applicable regulations and assistance in preparing an application to change accounting method for the Fund.

                All Other Fees:  For the Fund's fiscal years ended December 31, 2005 and December 31, 2004, no fees were billed to the Fund by Deloitte & Touche for services other than the services reported under the captions "Audit Fees" and "Tax Fees" above.

                Audit Committee Pre-Approval Policies and Procedures:  The Fund's Audit Committee has not adopted pre-approval policies and procedures.  Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the engagement.

                Aggregate non-audit fees of $2,150 were billed by Deloitte & Touche for services rendered to the Fund for the Fund's fiscal year ended December 31, 2005 and aggregate non-audit fees of $35,340 were billed by Deloitte & Touche for services rendered to the Fund and to DenverIA for the Fund's fiscal year ended December 31, 2004.  The non-audit services rendered to DenverIA in 2004 were pre-approved by the Fund's Audit Committee.  No non-audit services were rendered to DenverIA in 2005 by Deloitte & Touche.

                Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions from Stockholders, if necessary.

                The Board of Directors recommends that Stockholders vote FOR the ratification of Deloitte & Touche LLP as the Fund's independent registered public accounting firm for its fiscal year ending December 31, 2006.

VOTES REQUIRED FOR THE ELECTION OF DIRECTORS, THE RATIFICATION OF THE REGISTERED PUBLIC ACCOUNTING FIRM AND APPROVAL OF OTHER MATTERS AT THE MEETING

                A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of common stock of the Fund.  If a Proxy is properly submitted accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  In the election of directors, the nominees receiving the highest number of votes cast at the Meeting will be elected, assuming that each receives the votes of a majority of the outstanding shares of common stock.  The withholding of voting authority with respect to the election of a director means that the shares withheld will not be counted toward the required majority.  Under Maryland law, abstentions will have the effect of a "no vote" for purposes of electing directors.  Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the votes cast at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Consequently, an abstention will have no effect (i.e., will not be considered a vote "for" or " against") with respect to Proposal 2.  Broker "non-votes" will be treated the same as abstentions.

                In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received by the Fund, one or more adjournment(s) may be proposed to permit further solicitations of proxies.  Any adjourned session or sessions may be held after the date set for the original Meeting without notice except announcement at the Meeting.  Any such adjournment(s) will require the affirmative vote of a majority of the outstanding shares of common stock that are represented at the Meeting in person or by proxy.  If such a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the proposal against any such adjournment(s).  A stockholder vote may be taken on some or all matters before any such adjournment(s) if a quorum is present and sufficient votes have been received for approval.

OTHER BUSINESS

                The Management of the Fund does not know of any other matters to be brought before the Meeting.  If such matters are properly brought before the Meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder.  To propose any business for consideration at this Meeting (other than matters included in this Proxy Statement), the By-Laws require a Stockholder to notify the Fund in writing by the tenth day following the day on which notice of the meeting is mailed and to provide such written information to the Fund as its Secretary may reasonably require. This Proxy Statement is expected to be mailed to Stockholders on April 10, 2006, and, if such occurs, any such notice must be received by the Fund on or before April 20, 2006.

ADDITIONAL INFORMATION

Investment Adviser

                DenverIA is located at 1225 Seventeenth Street, 26th Floor, Denver, CO 80202.

Co-Administrators

                DenverIA and ALPS Mutual Funds Services, Inc. ("ALPS") serve as co-administrators for the Fund.  ALPS is located at 1625 Broadway, Suite 2200, Denver, CO 80202.

Stockholder Proposals - Annual Meeting in the Year 2007

                A Stockholder who intends to present a proposal which relates to a proper subject for Stockholder action at the Annual Meeting of Stockholders in the year 2007, and who wishes such proposal to be considered for inclusion in the Fund's proxy materials for such meeting, must cause such proposal to be received, in proper form, at the Fund's principal executive offices no later than December 15, 2006.  Any such proposals, as well as any questions relating thereto, should be directed to the Fund to the attention of its President.

April 10, 2006

Stockholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.   You may also choose to cast your vote by telephone, instead of by mail.

Appendix A

BLUE CHIP VALUE FUND, INC.

Combined
Amended and Restated
Audit Committee Charter
And Qualified Legal Compliance Committee Charter

Statement of Purpose and Policy

The Audit Committee ("Committee") of the Board of Directors of Blue Chip Value Fund, Inc. (the "Fund") is established by and amongst the Board of Directors for the purpose of overseeing the accounting and financial reporting processes of the Fund and audits of the Fund's financial statements.[Sarbox 205]  The Committee is directly responsible for the appointment, compensation and oversight of the work of any independent accountants employed by the Fund for the purpose of preparing or issuing an audit report or related work.[Sarbox 301]  Accordingly, the Committee will assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements; (ii) the Fund's compliance with legal and regulatory requirements; (iii) the independent accountants' qualifications and independence; and (iii) the performance of the Fund's internal audit function and independent auditors.[NYSE 303A.07.(c)(i)(A)]  The Committee will also prepare the audit committee report required by the Securities and Exchange Commission's proxy rules to be included in the Fund's annual proxy statement. [NYSE 303A.07.(c)(i)(B)]  The Committee will also serve as the Fund's "Qualified Legal Compliance Committee."

Summary of Responsibilities

In carrying out its responsibilities, the Committee should remain flexible, in order to react appropriately to changing conditions and legal requirements and to provide assurance to the Board and shareholders that the Fund's accounting and reporting practices are in accordance with applicable requirements and are of the highest quality.  The Committee's responsibilities include the following:

1.     Pre-Approve Audit and Non-Audit Services.

a.             Directly appoint, retain, compensate, evaluate and terminate the independent accountants to the Fund.  The Committee will have sole authority to approve all engagement fees and terms as well as all non-audit engagements.  The Committee shall also, if applicable, nominate the independent accountants to be proposed for stockholder ratification in any proxy statement. [Exchange Act Rule 10A-3(b)(2); NYSE 303A.07.(c)(iii)].  The independent accountants shall report directly to the Committee.  [Exchange Act Rule 10A-3(b)(2); NYSE 303A.07.(c)(iii)]

b.             Review and approve in advance each audit and non-audit service permitted by appropriate rules or regulations provided to the Fund and each non-audit service provided to the Fund's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund relating to the operations and financial reporting of the Fund.[1]  [Sarbox 202; Reg. S-X Rule 2-01(c)(7)(ii)]  The Committee may not delegate this responsibility to the Board but may delegate the authority to grant such pre-approval, to one or more Committee members, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting.  [Sarbox 202; Reg. S-X Rule 2-01(c)(7)(i)(B)]  The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner. [Reg. S-X Rule 2-01(c)(7)(i)(B)]  The foregoing pre-approval requirement with respect to the provision of non-audit services may be waived if (i) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5 percent of the total amount of revenues paid by the Fund to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Fund at the time of the engagement to be non-audit services and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members by the Committee to whom authority to grant such approvals has been delegated by the Committee. [Sarbox 202; Reg. S-X Rule 2-01(c)(7)(i)(c)]

_________________________________

[1].       The Committee shall also consider whether the non-audit services the investment adviser received from the Fund's independent accountants and any entity controlling, controlled by or under common control with the investment adviser that were not pre-approved by the Committee are compatible with maintaining the auditor's independence.  [Exchange Act Regulation 14A Item 9(e)(8); Form N-CSR, Item 4(h)].

A-1

2.     Review Audit and Financial Statements.  Review, in consultation with the independent accountants, the scope of the audit and the results of each external audit of the financial statements of the Fund, each report or opinion rendered by the independent accountants in connection with each audit and each related management letter.  Meet to review and discuss the annual financial statements with the independent accountants and management and the quarterly and semi-annual unaudited financial statements with management. [Item 306(a)(1) Reg. S-K (annual financial statements); NYSE 303A.07.(c)(iii)(B) (annual and quarterly financial statements)]  The Committee shall, if applicable, also discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, if any. [NYSE 303A.07.(c)(iii)(C)]  Consider, in consultation with the independent accountants, the scope and plan of the forthcoming external audit.

3.     Review Information From Accountants.  Review with the independent accountants and obtain timely annual reports from them regarding:  (i) all critical accounting policies and practices of the Fund; (ii) all alternative treatments of financial information within generally accepted accounting principles that the independent accountants have discussed with management; (iii) the ramifications of the use of such alternative disclosure and treatments, and the treatment the independent accountants prefer; (iv) other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences, observations and recommendations regarding internal controls, engagement letter and independence letter; [Exchange Act Section 10A(k)] (v) all non-audit services provided to any entity in the Fund that were not pre-approved by the Fund's audit committee; [Exchange Act Section 10A(h); Reg. S-X Rule 2-07] (vi) any problems, difficulties or restrictions encountered in the audit; (vii) any significant disagreements with management and management's responses to recommendations made by the independent accountants in connection with the audit (including any accounting adjustments that were noted or proposed by the independent accountant but were not accepted by management because of immateriality or otherwise.)  and (viii) any communications between the audit team and the independent accountant's national office with respect to auditing or accounting issues presented by the engagement.  [NYSE 303A.07.(c)(iii)(F) and commentary]

4.     Review Accounting Issues.  Review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the company's selection or application of accounting principles, and major issues as to the adequacy of the company's internal controls and any special audit steps adopted in light of material control deficiencies; ii) analyses prepared by management and/or the independent accountant setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; including analyses of the effects of alternative GAAP methods on the financial statements (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company; and (iv) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information).  [General Commentary to NYSE 303A.07.(c)]

5.     Review Certifying Officer Reports.  The Committee will review with the President and Treasurer, in connection with the certifications required by the Sarbanes-Oxley Act of 2002:  (i) all significant deficiencies in the design or operation of the Fund's internal controls that could adversely affect the Fund's ability to record, process, summarize and report the Fund's financial data; (ii) any material weaknesses in the Fund's internal controls; and (iii) any fraud, whether or not material, that involved management or other employees with a significant role in the Fund's internal controls. [Sarbox 302(a)(5)]  The Committee will also review the Fund's independent accountants (or other independent accountants) review of the accounting and internal control procedures of the Fund's custodian and transfer agent to check compliance with the rules and regulations of the SEC and other applicable requirements.

A-2

6.     Evaluate and Report to the Board Concerning Independent Accountants' Qualifications.  Annually review and evaluate the qualifications, performance and independence of the Fund's independent accountants and the lead audit partner.  [Commentary to NYSE 303A.07.(c)(iii)(A)]  In connection with this evaluation, the Committee shall obtain annually from the Fund's independent accountants, and conduct a review of, a report describing (i) the independent accountants' internal quality-control procedures (ii) any material issues raised by the independent accountants' most recent internal quality control review, peer review or inquiry or investigation by governmental or professional authorities within the preceding five years with respect to one or more of its independent audits carried out by the independent accountants and any steps taken to deal with any such issues and (iii) all relationships between the independent accountant and the Fund, for purposes of assessing the independent accountant's independence. [NYSE 303A.07.(c)(iii)(A)]  The Committee shall present its conclusions with respect to this evaluation to the full Board.  [Commentary to NYSE 303A.07.(c)(iii)(A)]

7.     Review Accountant Independence and Audit Partner Rotation.  Review all factors bearing on the independence of the independent accountants and make a determination that the independent accountants possess the requisite independence necessary under the securities laws and applicable accounting standards in order for the independent accountants to certify the Fund's financial statements. [Previously required per NYSE Manual 303.01(B)(1)(c), and retained here as consistent with the spirit of Item 306(a) of Reg. S-K and NYSE 303A.07]  In connection with this review and evaluation, the Committee shall:

(a)                Receive a formal written statement from the independent accountants setting forth all relationships with the Fund, consistent with the Independence Standards Board Standard No. 1 - Independence Discussions with Audit Committee. [Item 306(a)(3) Reg. S-K]

(b)               Discuss with the independent accountants any disclosed relationships or services that may impact the objectivity and independence of the independent accountants.  In this regard, the Audit Committee shall ensure that the independent accountants submit at least annually to the Audit Committee a formal written statement listing all relationships between the independent accountants and the Fund and any other relationship that may adversely affect the independence of the independent accountants.[Item 306(a)(3) Reg. S-K]

(c)                Discuss with the independent accountants the matters required to be discussed by Statements on Auditing Standards No. 61- Communications with Audit Committees. [Item 306(a)(2) Reg. S-K]

(d)               Take, or recommend that the Board take, appropriate action to ensure the independence of the independent accountants. [Previously required per NYSE Manual 303.01(B)(1)(c) , and retained here as consistent with the spirit of Item 306(a) of Reg. S-K and NYSE 303A.07]

(e)                Confirm that the lead and concurring audit partners[2], have not performed such audit services for the Fund in each of the five previous fiscal years, and other audit partners are rotated every seven years, followed by a two-year time out period.[Sarbox 203, Reg. S-X 2‑01(c)(6)]  The Committee should consider whether there should be a regular rotation of the independent accountants' firm.  [Commentary to NYSE 303A.07.(c)(iii)(A)]

8.     Resolve Disputes.  Resolve any disputes among the Fund's service contractors and officers and the independent accountants that arise in connection with financial reporting. [Exchange Act Rule 10A-3(b)(2); NYSE 303A.07.(c)(iii)]

9.     Discuss Financial Exposures.  Discuss with the Fund's officers, the Fund's major financial exposures and the steps management has taken to monitor and control such exposures, including the Fund's risk assessment and risk management policies.[NYSE 303A.07.(c)(iii)(D)]

____________________

[2].       "Audit Partner" means a member of the Fund's audit engagement team who has decision-making responsibility for significant auditing, accounting and reporting matters that affect the Fund's financial statements or who maintains regular contact with the Fund's management and the Committee.  The term includes lead and concurring partners and partners with significant contact with the Fund.

A-3

10.   Report to Board.  Report to the entire Board regularly and as requested on the performance of its responsibilities and its findings. [NYSE 303A.07.(c)(iii)(H)]

11.   Proxy Statement Disclosure.  Prepare, with the assistance of the Fund's management and Fund counsel, the necessary disclosures required of the Committee in the Fund's proxy statement in connection with its Annual Meeting of Stockholders. [NYSE 303A.07.(c)(i)(B)]

12.   Complaint Procedure.  Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal auditing controls or auditing matters and for the confidential, anonymous submission by employees of the Fund and employees of the Fund's investment adviser, administrator, principal underwriter or any other providers of accounting related services to the Fund of concerns regarding questionable accounting or auditing matters. [Exchange Act Section 10A(m)(4) and Rule 10A‑3(b)(3); NYSE 303A.07.(c)(iii) & 303A - General Application]

13.   Investigate Audit Interference.  Investigate any circumstance that comes to the attention of the Committee that indicates that any officer or Board member of the Fund or the Fund's investment adviser or distributor, or any person acting under their direction, may have violated applicable regulatory provisions prohibiting:  (a) materially false or misleading statements or omissions in connection with any audit of the Fund's financial statements or the preparation of any document or report required to be filed with the SEC; or (b) actions to fraudulently influence, coerce, manipulate or mislead the Fund's independent accountants in connection with the rendering of the Fund's financial statements. [Exchange Act Rule 13b2-2]

14.   Miscellaneous.  Have the power to inquire into any financial matters in addition to those set forth above and perform such other functions as may be assigned to it by law, the Fund's charter, or by-laws, or by the Board.

15.   Qualified Legal Compliance Committee ("QLCC") Duties.   It is the authority and the responsibility of the Committee as the Fund's QLCC to:

(a)                Receive reports of evidence of a material violation by the Fund or any officer, director, employee or agent of the Fund of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law (a "Material Violation");

(b)               Inform the Fund's Chief Executive Officer ("CEO") of any report of evidence of a Material Violation except in circumstances provided in applicable laws or regulations;

(c)                Determine, by majority vote, whether an investigation is necessary regarding any report of evidence of a Material Violation.  If it determines an investigation is necessary or appropriate, the QLCC will (i) notify the full Board of Directors, (ii) initiate an investigation, which may be conducted by the CEO or outside attorneys, and (iii) retain expert personnel as the QLCC deems necessary;

(d)               At the conclusion of the investigation, the QLCC will (i) recommend, by majority vote, that the issuer implement an appropriate response to evidence of a Material Violation, and (ii) inform the CEO and the Board of Directors of the results of the investigation and the appropriate remedial measures to be adopted;

(e)                Take all other appropriate action, acting by majority vote, including notifying the Securities and Exchange Commission, in the event the issuer fails in any material respect in to implement an appropriate response that the QLCC has recommended; and

(f)                 Adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a Material Violation.

A-4

Resources and Management Assistance

                Management of the Fund shall provide or arrange to provide such information, data and services as the Committee may request.  The Committee shall conduct interviews or discussions as it deems appropriate with personnel of the Fund, and/or others whose views would be considered helpful to the Committee.

                The Committee has the authority to retain independent counsel and other advisers, as it determines necessary to assist in the conduct of any investigation into any matters within the scope of the Committee's responsibilities or otherwise to carry out its duties. [Exchange Act Section 10A(m)(5) and Rule 10A-3(b)(4); NYSE 303A.07.(c)(iii)]  The Committee will determine the appropriate level of funding for payment of compensation to any independent accountant engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services; compensation of any outside legal, accounting or other advisors employed by the Committee; and ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties.  [Exchange Act Section 10A(m)(6) and Rule 10A-3(b)(5); NYSE 303A.07.(c)(iii)]

Meetings

                The Committee shall meet at least twice each year or more often if necessary.

                The Committee will meet, as often it deems necessary, separately with management, the independent accountants and members of the Fund's accounting team. [NYSE 303A.07.(c)(iii)(E)]

                Minutes of all Committee meetings shall be provided to the Board of Directors.

Additional Matters

                The Committee will engage in an annual self-assessment of the Committee's fulfillment of its responsibilities.  [NYSE 303A.07.(c)(ii)]

                The Committee will review and assess the Charter on an annual basis or more often as necessary.

                The Committee will set clear hiring policies for employees or former employees of the independent accountants. [NYSE 303A.07.(c)(iii)(G)]

Membership

                The Committee shall consist of at least three directors, all of whom qualify as independent directors of the Fund.  [NYSE 303A.07.(a); Exchange Act Section 10A(m)(3) and Rule 10A-3(b)(1)(i)]

                In order to be considered independent, a Committee member must be "independent" as that term is defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended [NYSE 303A.06.] and may not, other than in his or her capacity as a member of the Committee, the Board of Directors or any other committee of the Board of Directors: (a) be an "interested person" of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 [Exchange Act 10A-3(b)(1)(iii)]; or (b) accept any consulting, advisory or other compensatory fee from the Fund either directly or indirectly, provided that a Committee Member may receive compensation under a retirement plan (including deferred compensation ) for prior service with the Fund, provided such compensation is not contingent on continued service. [Exchange Act Section 10A-3(m)(3)(B) and Rule 10A‑3(b)(1)(iii)(A)]

                Because of the Committee's demanding role and responsibilities, and the time commitment attendant to Committee membership, each prospective Committee member should evaluate carefully the existing demands on his or her time before accepting this important assignment.  No Committee member may serve on the audit committee of more than two other public companies unless the Board of Directors affirmatively determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.  [Commentary to NYSE 303A.07.(a) & 303A - General Application]

A-5

Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board of Directors of the Fund in its business judgement, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.  [Commentary to NYSE 303A.07.(a); previously required per NYSE Manual 303.01(B)(2)(b)]

At least one member of the Audit Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Board of Directors of the Fund in its business judgement.  [Commentary to NYSE 303A.07.(a); previously required per NYSE Manual 303.01(B)(2)(e)]  The Board may presume that a person who satisfies the definition of audit committee financial expert set forth in Item 401(e) of Regulation S-K is so qualified.  [Commentary to NYSE 303A.07.(a)].

The directors of the Fund, by resolution adopted by a majority of such Board, may:

1.     Fill any vacancy on the Audit Committee;

2.     Appoint one or more disinterested directors of the Fund to serve as alternate members of the Audit Committee, to act in the absence or disability of members of the Audit Committee with all the powers of such absent or disabled members; and

3.     Remove any director of the Fund from membership on the Audit Committee at any time, with or without cause.

As amended and restated:  February 14, 2005

A-6

FORM OF PROXY CARD

BLUE CHIP VALUE FUND, INC.

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF BLUE CHIP VALUE FUND, INC. (THE "FUND") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 16, 2006 AT 12:00 NOON AT THE OFFICES OF DENVER INVESTMENT ADVISORS LLC, 1225 SEVENTEENTH STREET, 26TH FLOOR, DENVER, COLORADO.

The undersigned hereby appoints Margaret R. Jurado and Katherine Jeter, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and all adjournments thereof, all shares of common stock held of record by the undersigned on the record date for the Meeting, upon the following matters, and upon any other matter which may properly come before the Meeting and at any adjournment thereof, at their discretion.

(Please date and sign on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

I.                    FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT

You can vote in one of two ways;

1.  Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

or

2.  Call toll free 1-866-540-5760 on a Touch-Tone telephone and follow the instructions on the reverse side.  There is NO CHARGE to you for this call.

PLEASE VOTE

TELEPHONE VOTING WILL NOT BE AVAILABLE
AFTER 11:59 PM EDT ON MONDAY, MAY 15, 2006.

 THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.

Please

Mark Here

for Address

 Change or

Comments

SEE REVERSE SIDE

Please mark your

Votes as indicated

In this example ☒

1.                  Election of Directors:

                                    NOMINEES:

                                                01        Kenneth V. Penland
                                                02        Roberta M. Wilson

                        ____    FOR all nominees listed  (except as marked to the contrary)

                        ____    WITHHOLD AUTHORITY to vote for all nominees listed

                                    (INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line provided below.)

                                                __________________________________

2.                  FOR the ratification of Deloitte & Touche LLP as the Fund's independent registered public accounting firm for its fiscal year ending December 31, 2006.

____For

____Against

____Abstain

            3.         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

            Every properly submitted proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of directors and FOR Proposal 2, and with discretionary authority to vote upon such other business as may properly come before the Meeting or any adjournment thereof.  The undersigned hereby revokes any proxy previously given.

                                                                        IF VOTING BY MAIL, PLEASE SIGN, DATE
AND RETURN PROMPTLY.  Receipt of Notice
of Annual Meeting and Proxy Statement is
hereby acknowledged.

                                                                        Sign here exactly as name(s) appear(s) on left

                                                                        Dated:  _____________________, 2006

                                                                        _______________________________

                                                                                                Signature

                                                                        _______________________________

                                                                                       Signature if held jointly

                                                                        IMPORTANT - Joint owners must EACH sign.
When signing as attorney, Trustee, executor,
administrator, guardian, or corporate officer,
please give your FULL title.

Vote by Telephone or Mail
24 Hours a Day, 7 Days a Week

Telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by telephone,
you do NOT need to mail back your proxy card.